UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report:  April 4, 2005

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March, 31, 2005, InsWeb Corporation completed the repurchase of 755,821shares of InsWeb’s common stock, consisting of 531,947 shares held by Nationwide Mutual Insurance Company, and 223,874 shares held by Century Capital partners, L.P. These shares represent 16% of InsWeb’s Company’s total outstanding Common Stock and were purchased for $1.7 million, or $2.30 per share.  With the closing of these transactions, Nationwide Mutual and Century Capital hold no shares.

Item 9 – Financial Statements and Exhibits

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement of the transaction described in Item 1.01.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2005	INSWEB CORPORATION (Registrant)

/s/ William D. Griffin
William D. Griffin
Chief Financial Officer (Principal Accounting Officer)